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Merrill Lynch Investment Managers

www.mlim.ml.com


Annual Report
January 31, 2002


Mercury
Growth Opportunity
Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Growth Opportunity Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION (UNAUDITED)


GEOGRAPHIC ALLOCATION

As a Percentage of Net Assets as of January 31, 2002++


                                  Percent of
Countries                         Net Assets

United States                        85.9%
France                                1.5
Netherlands                           2.5
Canada                                0.1*


++Total may not equal 100%.
*Amount is less than 0.1%.


INVESTMENTS AS OF JANUARY 31, 2002

Ten Largest Equity                Percent of
Holdings                          Net Assets

Intel Corporation                     4.9%
Lowe's Companies, Inc.                4.8
Wal-Mart Stores, Inc.                 4.7
Microsoft Corporation                 4.6
American International Group, Inc.    3.7
Lincoln National Corporation          3.5
Pfizer Inc.                           3.4
AOL Time Warner Inc.                  3.2
Johnson & Johnson                     3.2
Amgen Inc.                            2.9


                                  Percent of
Five Largest Industries           Net Assets

Pharmaceuticals                      11.3%
Insurance                            10.6
Specialty Retail                      9.7
Media                                 9.0
Multiline Retail                      8.3



January 31, 2002, Mercury Growth Opportunity Fund



DEAR SHAREHOLDER


Fiscal Year in Review
We are pleased to provide you with this annual report to shareholders. For the 12-month period ended January 31, 2002, Mercury Growth Opportunity Fund's Class I, Class A, Class B and Class C Shares had total returns of -19.27%, -19.55%, -20.16% and -20.20%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) These returns compared to the total returns of -26.71% for the Lipper Large-Cap Growth Funds Average, -16.17% for the unmanaged Standard & Poor's 500 Index and -22.04% for the Lipper Growth Fund Index for the same 12-month period.

Our focus has been on equity investments in relatively large-capitalization growth companies primarily in the US stock markets, which had relatively poor comparative investment returns in the fiscal year ended January 31, 2002. One of the reasons the Fund's returns outperformed the Lipper Large-Cap Growth Funds Average was the result of our focus on retail companies. Also, selected equity investments in the health care and financial services industry sectors were positive contributors. Four of the Fund's ten largest equity investments at fiscal year end that had positive stock price changes in the fiscal year were Lowe's Companies, Inc., Wal-Mart Stores, Inc., Lincoln National Corporation and Johnson & Johnson.

However, there was a lost opportunity during the fiscal year relative to the Fund's performance since we did not own any investments in the largest US technology companies, such as Microsoft Corporation, Intel Corporation, IBM Corporation and Dell Computer Corp. There were other major US technology corporations that experienced substantial stock price declines during the same time period. We maintained a limited investment exposure to the technology sector for the majority of the fiscal year. During the period from late March 2001 until late in the June calendar quarter of 2001, we increased our technology exposure from under 5% to a level in the high teens and then sold it back down as the business fundamentals of the companies showed signs of deterioration.

In late January 2002, we started to rebuild our investment weighting in information technology stocks. We are finding that the strength of the real economic growth recovery, which is being led by a more rapid rate of real growth of consumer spending, is fast enough that it could translate into a recovery of corporate capital spending on computer hardware and software. The most recent Federal Government report on new orders for nondefense capital goods shows the third consecutive advance with demand for computers and related electronics being particularly robust. New orders for technology equipment in the fourth calendar quarter of 2001 showed an annualized increase of greater than 20%, which is the first increase in 18 months. Consequently, we added Microsoft Corporation, Intel Corporation, Dell Computer Corporation, Texas Instruments Inc., STMicroelectronics NV, Siebel Systems, Inc. and QUALCOMM Incorporated to the Fund in late January 2002. The percentage of net assets invested in the information technology sector at fiscal year end was more than 14%.



January 31, 2002, Mercury Growth Opportunity Fund


Our investment strategy during most of the fiscal year ended
January 31, 2002 was to focus equity weightings on companies in the consumer discretionary, financial and health care sectors. The best relative investment returns were from the stocks of companies in the retailing, insurance, generic drug and selected ethical drug companies. At January 31, 2002, the Fund had investment weightings as a percentage of net assets in the consumer discretionary, financial and health care sectors of 28.5%, 21.5% and 14.7%, respectively. We anticipate that the rise in the real rate of growth of consumer spending on household goods, home improvement, apparel, beverages, food and entertainment equipment and media in the fiscal quarter ended January 31, 2002 will result in an upturn in media advertising and corporate capital spending on computer hardware and software.


Market Outlook
The Federal Reserve Board and other central banks have been easing monetary policy since January 2001. However, the overall US equity market remained in a downtrend for the year ended January 31, 2002, even after the sharp rebound in valuation levels from the September 11 terrorist attacks on the United States.

The relatively high unit sales of motor vehicles to households in the months of October and November 2001 appear to demonstrate a rebound of American consumer confidence. The reduction in the Federal tax rate starting in January 2002 could lead to a sustainable recovery in the real growth rate of consumer spending. Also, lower residential mortgage rates are creating an opportunity for household investments in the lower end of the real estate market. In addition, a relatively warm winter season and lower energy prices, including gasoline, are helping to boost the real after-tax incomes of households. Finally, the Bush Administration is proposing an increase in overall Federal spending and a lower tax burden for households and corporations. These policies could result in an improvement in overall corporate profitability and better stock market valuations.



January 31, 2002, Mercury Growth Opportunity Fund


In Conclusion
For the fiscal year ended January 31, 2002, we experienced a second consecutive year where investing in large-capitalization growth stocks was not rewarding. We believed that the easing of monetary policy by the Federal Reserve Board throughout the fiscal year ended January 31, 2002 in conjunction with the tax rebate program at the Federal level would have boosted corporate profits and provided a favorable equity market environment. Clearly, it did not happen. The US Federal Reserve Board has lowered the Federal Funds rate to a record 40-year low and the absolute stock prices of many of the largest high-quality growth companies are presently at lower levels than they were a year ago.

We thank you for your investment in Mercury Growth Opportunity Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



March 7, 2002



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



January 31, 2002, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



January 31, 2002, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*

                             6-Month        12-Month    Since Inception
As of January 31, 2002     Total Return   Total Return    Total Return

Class I**                      -3.11%        -19.27%        +91.40%
Class A**                      -3.27         -19.55         +88.79
Class B                        -3.64         -20.16         +79.53
Class C                        -3.72         -20.20         +79.09


*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/02/96.
**Prior to April 3, 2000, Class I Shares were designated Class A Shares and Class A Shares were designated Class D Shares.



January 31, 2002, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONTINUED)



TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Mercury Growth Opportunity Fund++ Class I and Class A Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Lipper Growth Fund Index++++++. Values illustrated are as follows :


Mercury Growth Opportunity Fund++
Class I Shares*

Date                       Value

02/02/1996**             $ 9,475.00
January 1997             $11,171.00
January 1998             $13,798.00
January 1999             $19,596.00
January 2000             $24,517.00
January 2001             $22,465.00
January 2002             $18,136.00


Mercury Growth Opportunity Fund++
Class A Shares*

Date                       Value

02/02/1996**             $ 9,475.00
January 1997             $11,162.00
January 1998             $13,763.00
January 1999             $19,487.00
January 2000             $24,320.00
January 2001             $22,236.00
January 2002             $17,889.00


Standard & Poor's 500 Index++++

Date                       Value

02/29/1996**             $10,000.00
January 1997             $12,518.00
January 1998             $15,887.00
January 1999             $21,049.00
January 2000             $23,227.00
January 2001             $23,018.00
January 2002             $19,297.00


Lipper Growth Fund Index++++++

Date                       Value

02/29/1996**             $10,000.00
January 1997             $12,104.00
January 1998             $14,716.00
January 1999             $20,551.00
January 2000             $25,302.00
January 2001             $23,010.00
January 2002             $16,586.00



A line graph illustrating the growth of a $10,000 investment in Mercury Growth Opportunity Fund++ Class B and Class C Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Lipper Growth Fund Index++++++. Values illustrated are as follows :


Mercury Growth Opportunity Fund++
Class B Shares*

Date                       Value

02/02/1996**             $10,000.00
January 1997             $11,680.00
January 1998             $14,268.00
January 1999             $20,034.00
January 2000             $24,794.00
January 2001             $22,486.00
January 2002             $17,853.00


Mercury Growth Opportunity Fund++
Class C Shares*

Date                       Value

02/02/1996**             $10,000.00
January 1997             $11,670.00
January 1998             $14,257.00
January 1999             $20,015.00
January 2000             $24,755.00
January 2001             $22,443.00
January 2002             $17,910.00


Standard & Poor's 500 Index++++

Date                       Value

02/29/1996**             $10,000.00
January 1997             $12,518.00
January 1998             $15,887.00
January 1999             $21,049.00
January 2000             $23,227.00
January 2001             $23,018.00
January 2002             $19,297.00


Lipper Growth Fund Index++++++

Date                       Value

02/29/1996**             $10,000.00
January 1997             $12,104.00
January 1998             $14,716.00
January 1999             $20,551.00
January 2000             $25,302.00
January 2001             $23,010.00
January 2002             $16,586.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++Mercury Growth Opportunity Fund invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in each graph is from 2/29/96. ++++++The Lipper Growth Fund Index is an equally weighted Index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The starting date for the Index in each graph is from 2/29/96.

Past performance is not predictive of future performance.



January 31, 2002, Mercury Growth Opportunity Fund



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended 12/31/01                   -19.32%        -23.55%
Five Years Ended 12/31/01                 +11.52         +10.33
Inception (2/02/96) through 12/31/01      +11.85         +10.84


*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class I Shares were designated as Class A
Shares.



                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended 12/31/01                   -19.53%        -23.76%
Five Years Ended 12/31/01                 +11.24         +10.04
Inception (2/02/96) through 12/31/01      +11.61         +10.59

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000 Class A Shares were designated as Class D
Shares.



                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 12/31/01                   -20.24%        -23.33%
Five Years Ended 12/31/01                 +10.29         +10.02
Inception (2/02/96) through 12/31/01      +10.66         +10.55

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 12/31/01                   -20.22%        -21.00%
Five Years Ended 12/31/01                 +10.28         +10.28
Inception (2/02/96) through 12/31/01      +10.63         +10.63

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



January 31, 2002, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS


                                                                                       In US Dollars
                       Shares                                                                  Percent of
Industries              Held                 Common Stocks                           Value     Net Assets
Banks                   53,000  Northern Trust Corporation                       $  3,094,670        2.0%
                        66,000  Wells Fargo Company                                 3,061,740         2.0
                                                                                 ------------        ----
                                                                                    6,156,410         4.0

Beverages               52,000  Anheuser-Busch Companies, Inc.                      2,458,040         1.6
                        47,000  PepsiCo, Inc.                                       2,354,230         1.5
                                                                                 ------------        ----
                                                                                    4,812,270         3.1

Biotechnology           82,000  ++Amgen Inc.                                        4,544,440         2.9

Commercial              76,000  ++Concord EFS, Inc.                                 2,216,160         1.5
Services & Supplies     51,000  H & R Block, Inc.                                   2,359,260         1.5
                                                                                 ------------        ----
                                                                                    4,575,420         3.0

Communications          40,000  ++QUALCOMM Incorporated                             1,764,800         1.1
Equipment

Computers &             86,000  ++Dell Computer Corporation                         2,363,280         1.5
Peripherals

Diversified             44,000  Fannie Mae                                          3,561,800         2.3
Financials              28,000  Morgan Stanley Dean Witter & Co.                    1,540,000         1.0
                        71,000  State Street Corporation                            3,818,380         2.5
                        45,300  T. Rowe Price Group Inc.                            1,702,374         1.1
                                                                                 ------------        ----
                                                                                   10,622,554         6.9

Food & Drug             65,000  Koninklijke Ahold NV                                1,667,563         1.1
Retailing               62,000  SYSCO Corporation                                   1,836,440         1.2
                                                                                 ------------        ----
                                                                                    3,504,003         2.3

Food Products           38,000  Unilever NV (NY Registered Shares)                  2,140,920         1.4

Health Care             11,000  UnitedHealth Group Incorporated                       817,850         0.5
Providers &
Services

Hotels,                 40,000  ++Tricon Global Restaurants, Inc.                   2,232,000         1.4
Restaurants &
Leisure

Household               37,000  Colgate-Palmolive Company                           2,114,550         1.4
Products



January 31, 2002, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONTINUED)


                                                                                       In US Dollars
                       Shares                                                                  Percent of
Industries              Held                 Common Stocks                           Value     Net Assets
Insurance               77,000  American International Group, Inc.               $  5,709,550        3.7%
                        34,000  Everest Re Group, Ltd.                              2,335,800         1.5
                       105,000  Lincoln National Corporation                        5,407,500         3.5
                        29,300  Marsh & McLennan Companies, Inc.                    2,984,205         1.9
                                                                                 ------------        ----
                                                                                   16,437,055        10.6

Media                  186,000  ++AOL Time Warner Inc.                              4,893,660         3.2
                        38,000  ++Clear Channel Communications, Inc.                1,749,520         1.1
                        64,000  The Interpublic Group of Companies, Inc.            1,847,680         1.2
                         3,700  ++Rogers Communications, Inc. 'B'                      59,099         0.0
                        55,772  ++Viacom, Inc. (Class B)                            2,230,323         1.4
                       151,900  The Walt Disney Company                             3,199,014         2.1
                                                                                 ------------        ----
                                                                                   13,979,296         9.0

Multiline Retail        48,000  Family Dollar Stores, Inc.                          1,619,040         1.0
                        90,000  Target Corporation                                  3,996,900         2.6
                       120,000  Wal-Mart Stores, Inc.                               7,197,600         4.7
                                                                                 ------------        ----
                                                                                   12,813,540         8.3

Pharmaceuticals         21,500  Allergan Inc.                                       1,435,125         0.9
                        28,000  ++Forest Laboratories, Inc.                         2,321,200         1.5
                        85,000  Johnson & Johnson                                   4,888,350         3.2
                        55,000  ++King Pharmaceuticals, Inc.                        2,002,000         1.3
                       126,000  Pfizer Inc.                                         5,250,420         3.4
                        22,300  Sanofi-Synthelabo SA                                1,493,610         1.0
                                                                                 ------------        ----
                                                                                   17,390,705        11.3

Semiconductor          215,000  Intel Corporation                                   7,531,450         4.9
Equipment &             25,000  STMicroelectronics NV                                 773,734         0.5
Products                52,000  Texas Instruments Incorporated                      1,622,920         1.0
                                                                                 ------------        ----
                                                                                    9,928,104         6.4

Software               110,000  ++Microsoft Corporation                             7,010,300         4.6
                        23,000  ++Siebel Systems, Inc.                                812,590         0.5
                                                                                 ------------        ----
                                                                                    7,822,890         5.1


January 31, 2002, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)


                                                                                       In US Dollars
                       Shares                                                                  Percent of
Industries              Held                 Common Stocks                           Value     Net Assets
Specialty Retail       113,000  ++Bed Bath & Beyond Inc.                         $  3,898,500        2.5%
                        72,000  The Home Depot, Inc.                                3,606,480         2.4
                       161,000  Lowe's Companies, Inc.                              7,417,270         4.8
                                                                                 ------------        ----
                                                                                   14,922,250         9.7

                                Total Common Stocks
                                (Cost--$136,405,068)                              138,942,337        89.9


                        Face
                       Amount            Short-Term Securities
Commercial          $5,093,000  General Motors Acceptance Corp.,
Paper*                          1.98% due 2/01/2002                                 5,093,000         3.3
                     3,000,000  International Lease Finance
                                Corporation, 1.78% due 2/07/2002                    2,999,110         2.0

                                Total Short-Term Securities
                                (Cost--$8,092,110)                                  8,092,110         5.3

                                Total Investments
                                (Cost--$144,497,178)                              147,034,447        95.2
                                Other Assets Less Liabilities                       7,473,683         4.8
                                                                                 ------------      ------
                                Net Assets                                       $154,508,130      100.0%
                                                                                 ============      ======

*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


STATEMENT OF ASSETS AND LIABILITIES


As of January 31, 2002
Assets:
Investments, at value (including securities loaned of $12,009,577)
  (identified cost--$144,497,178)                                                           $ 147,034,447
Investments held as collateral for loaned securities, at value                                 12,171,600
Cash                                                                                                  913
Receivables:
  Securities sold                                                          $  10,700,242
  Capital shares sold                                                            202,863
  Dividends                                                                       96,522
  Loaned securities                                                                2,647       11,002,274
                                                                           -------------
Prepaid registration fees and other assets                                                         24,396
                                                                                            -------------
Total assets                                                                                  170,233,630
                                                                                            -------------

Liabilities:
Collateral on securities loaned, at value                                                      12,171,600
Payables:
  Securities purchased                                                         2,785,490
  Capital shares redeemed                                                        245,158
  Distributor                                                                    121,909
  Investment adviser                                                              93,702        3,246,259
                                                                           -------------
Accrued expenses and other liabilities                                                            307,641
                                                                                            -------------
Total liabilities                                                                              15,725,500
                                                                                            -------------

Net Assets:
Net assets                                                                                  $ 154,508,130
                                                                                            =============

Net Assets Consist of:
Class I Shares of capital stock, $.10 par value, 6,250,000
  shares authorized                                                                          $     18,636
Class A Shares of capital stock, $.10 par value, 6,250,000
  shares authorized                                                                                87,024
Class B Shares of capital stock, $.10 par value, 15,000,000
  shares authorized                                                                               642,276
Class C Shares of capital stock, $.10 par value, 15,000,000
  shares authorized                                                                               416,630
Paid-in capital in excess of par                                                              183,287,496
Accumulated investment loss--net                                           $       (267)
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                        (32,474,886)
Unrealized appreciation on investments and foreign
  currency transactions--net                                                   2,531,221
                                                                           -------------
Total accumulated losses--net                                                                (29,943,932)
                                                                                            -------------
Net assets                                                                                  $ 154,508,130
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $2,550,568 and
  186,359 shares outstanding                                                                $       13.69
                                                                                            =============
Class A--Based on net assets of $11,846,855 and
  870,237 shares outstanding                                                                $       13.61
                                                                                            =============
Class B--Based on net assets of $85,071,738 and
  6,422,763 shares outstanding                                                              $       13.25
                                                                                            =============
Class C--Based on net assets of $55,038,969 and
  4,166,303 shares outstanding                                                              $       13.21
                                                                                            =============

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


STATEMENT OF OPERATIONS


For the Year Ended January 31, 2002
Investment Income:
Dividends (net of $23,731 foreign withholding tax)                                          $   1,190,011
Interest and discount earned                                                                      390,942
Securities lending--net                                                                             5,212
                                                                                            -------------
Total income                                                                                    1,586,165
                                                                                            -------------

Expenses:
Investment advisory fees                                                   $   1,055,233
Account maintenance and distribution fees--Class B                               911,428
Account maintenance and distribution fees--Class C                               585,230
Transfer agent fees--Class B                                                     449,932
Transfer agent fees--Class C                                                     305,092
Professional fees                                                                134,116
Accounting services                                                               85,587
Printing and shareholder reports                                                  56,366
Registration fees                                                                 48,233
Transfer agent fees--Class A                                                      41,140
Custodian fees                                                                    33,856
Account maintenance fees--Class A                                                 25,106
Directors' fees and expenses                                                      23,071
Transfer agent fees--Class I                                                      10,709
Pricing fees                                                                       1,252
Other                                                                             21,359
                                                                           -------------
Total expenses                                                                                  3,787,710
                                                                                            -------------
Investment loss--net                                                                          (2,201,545)
                                                                                            -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized gain (loss) on:
  Investments--net                                                          (31,987,806)
  Foreign currency transactions--net                                               1,884     (31,985,922)
                                                                           -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                           (5,224,328)
  Foreign currency transactions--net                                             (6,048)      (5,230,376)
                                                                           -------------    -------------
Net Decrease in Net Assets Resulting from Operations                                        $(39,417,843)
                                                                                            =============

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      For the
                                                                                     Year Ended
                                                                                    January 31,
Increase (Decrease)in Net Assets:                                               2002             2001
Operations:
Investment loss--net                                                       $ (2,201,545)    $ (2,821,653)
Realized gain (loss)on investments and foreign currency
  transactions--net                                                         (31,985,922)       24,761,988
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                         (5,230,376)     (41,756,182)
                                                                           -------------    -------------
Net decrease in net assets resulting from operations                        (39,417,843)     (19,815,847)
                                                                           -------------    -------------

Distributions to Shareholders:
Realized gain on investments--net:
  Class I                                                                       (86,449)        (221,808)
  Class A                                                                      (294,044)      (1,186,908)
  Class B                                                                    (2,792,980)     (14,019,996)
  Class C                                                                    (1,796,089)      (8,880,541)
                                                                           -------------    -------------
Net decrease in net assets resulting from distributions
  to shareholders                                                            (4,969,562)     (24,309,253)
                                                                           -------------    -------------

Capital Share Transactions:
Net increase in net assets derived from capital share transactions             7,173,844       39,382,889
                                                                           -------------    -------------

Net Assets:
Total decrease in net assets                                                (37,213,561)      (4,742,211)
Beginning of year                                                            191,721,691      196,463,902
                                                                           -------------    -------------
End of year*                                                               $ 154,508,130    $ 191,721,691
                                                                           =============    =============

*Accumulated investment loss--net                                          $       (267)    $    (27,370)
                                                                           =============    =============

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class I+++
Increase (Decrease) in                                             For the Year Ended January 31,
Net Asset Value:                                     2002         2001         2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of year                 $   17.49    $   22.01    $   18.53    $   13.42    $   11.79
                                                   ---------    ---------    ---------    ---------    ---------
Investment loss--net++                                 (.05)        (.05)        (.01)        (.06)        (.07)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                          (3.32)       (1.64)         4.58         5.63         2.83
                                                   ---------    ---------    ---------    ---------    ---------
Total from investment operations                      (3.37)       (1.69)         4.57         5.57         2.76
                                                   ---------    ---------    ---------    ---------    ---------
Less distributions from realized gain
  on investments--net                                  (.43)       (2.83)       (1.09)        (.46)       (1.13)
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                       $   13.69    $   17.49    $   22.01    $   18.53    $   13.42
                                                   =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                  (19.27%)      (8.37%)       25.11%       42.02%       23.52%
                                                   =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses                                               1.30%        1.31%        1.36%        1.56%        1.98%
                                                   =========    =========    =========    =========    =========
Investment loss--net                                  (.33%)       (.25%)       (.07%)       (.39%)       (.55%)
                                                   =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)             $   2,550    $   2,142    $     939    $     582    $     207
                                                   =========    =========    =========    =========    =========
Portfolio turnover                                   131.76%      100.88%       81.27%       40.59%       60.24%
                                                   =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Prior to April 3, 2000, Class I Shares were designated as Class A
Shares.

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                             Class A+++
Increase (Decrease) in                                             For the Year Ended January 31,
Net Asset Value:                                     2002         2001         2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of year                 $   17.45    $   21.93    $   18.51    $   13.42    $   11.78
                                                   ---------    ---------    ---------    ---------    ---------
Investment loss--net++                                 (.08)        (.12)        (.07)        (.10)        (.11)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                          (3.33)       (1.61)         4.58         5.62         2.84
                                                   ---------    ---------    ---------    ---------    ---------
Total from investment operations                      (3.41)       (1.73)         4.51         5.52         2.73
                                                   ---------    ---------    ---------    ---------    ---------
Less distributions from realized
  gain on investments--net                             (.43)       (2.75)       (1.09)        (.43)       (1.09)
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                       $   13.61    $   17.45    $   21.93    $   18.51    $   13.42
                                                   =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                  (19.55%)      (8.57%)       24.80%       41.59%       23.30%
                                                   =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses                                               1.56%        1.55%        1.62%        1.80%        2.23%
                                                   =========    =========    =========    =========    =========
Investment loss--net                                  (.58%)       (.55%)       (.34%)       (.64%)       (.80%)
                                                   =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)             $  11,847    $  10,515    $   7,659    $   3,700    $   1,612
                                                   =========    =========    =========    =========    =========
Portfolio turnover                                   131.76%      100.88%       81.27%       40.59%       60.24%
                                                   =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Prior to April 3, 2000, Class A Shares were designated as Class D
Shares.

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                              Class B
Increase (Decrease) in                                             For the Year Ended January 31,
Net Asset Value:                                     2002         2001         2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of year                 $   17.13    $   21.44    $   18.26    $   13.27    $   11.68
                                                   ---------    ---------    ---------    ---------    ---------
Investment loss--net++                                 (.20)        (.30)        (.22)        (.23)        (.22)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                          (3.25)       (1.56)         4.48         5.54         2.80
                                                   ---------    ---------    ---------    ---------    ---------
Total from investment operations                      (3.45)       (1.86)         4.26         5.31         2.58
                                                   ---------    ---------    ---------    ---------    ---------
Less distributions from realized
  gain on investments--net                             (.43)       (2.45)       (1.08)        (.32)        (.99)
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                       $   13.25    $   17.13    $   21.44    $   18.26    $   13.27
                                                   =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                  (20.16%)      (9.31%)       23.76%       40.41%       22.16%
                                                   =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses                                               2.39%        2.36%        2.45%        2.66%        3.09%
                                                   =========    =========    =========    =========    =========
Investment loss--net                                 (1.42%)      (1.38%)      (1.16%)      (1.50%)      (1.66%)
                                                   =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)             $  85,072    $ 109,589    $ 115,216    $  69,601    $  25,752
                                                   =========    =========    =========    =========    =========
Portfolio turnover                                   131.76%      100.88%       81.27%       40.59%       60.24%
                                                   =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                              Class C
Increase (Decrease) in                                             For the Year Ended January 31,
Net Asset Value:                                     2002         2001         2000         1999         1998
Per Share Operating Performance:
Net asset value, beginning of year                 $   17.09    $   21.40    $   18.24    $   13.26    $   11.67
                                                   ---------    ---------    ---------    ---------    ---------
Investment loss--net++                                 (.20)        (.30)        (.23)        (.24)        (.23)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                          (3.25)       (1.56)         4.47         5.55         2.81
                                                   ---------    ---------    ---------    ---------    ---------
Total from investment operations                      (3.45)       (1.86)         4.24         5.31         2.58
                                                   ---------    ---------    ---------    ---------    ---------
Less distributions from realized
  gain on investments--net                             (.43)       (2.45)       (1.08)        (.33)        (.99)
                                                   ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                       $   13.21    $   17.09    $   21.40    $   18.24    $   13.26
                                                   =========    =========    =========    =========    =========

Total Investment Return:*
Based on net asset value per share                  (20.20%)      (9.34%)       23.68%       40.39%       22.17%
                                                   =========    =========    =========    =========    =========

Ratios to Average Net Assets:
Expenses                                               2.42%        2.38%        2.48%        2.71%        3.14%
                                                   =========    =========    =========    =========    =========
Investment loss--net                                 (1.44%)      (1.41%)      (1.20%)      (1.55%)      (1.71%)
                                                   =========    =========    =========    =========    =========

Supplemental Data:
Net assets, end of year (in thousands)             $  55,039    $  69,476    $  72,650    $  40,710    $  13,059
                                                   =========    =========    =========    =========    =========
Portfolio turnover                                   131.76%      100.88%       81.27%       40.59%       60.24%
                                                   =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury Growth Opportunity Fund (the "Fund") is part of The Asset Program, Inc. (the "Program") which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes under the distribution plan for Class A Shares). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Program's Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Program's Board of Directors.



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,226,764 have been reclassified between paid-in capital in excess of par and accumulated net investment loss, $1,884 has been reclassified between accumulated net realized capital losses and accumulated net investment loss and $8 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .65%, on an annual basis, of the average daily value of the Fund's net assets.



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                           Account
                         Maintenance        Distribution
                             Fees               Fees

Class A                      .25%                 --
Class B                      .25%               .75%
Class C                      .25%               .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 2002, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                            FAMD              MLPF&S

Class I                    $    7            $   146
Class A                    $1,018            $21,802


For the year ended January 31, 2002, MLPF&S, received contingent deferred sales charges of $141,493 and $9,579 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of January 31, 2002, the Fund lent securities with a value of $5,968,010 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of January 31, 2002, cash collateral of $3,047,852 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $9,123,748 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended January 31, 2002, QA Advisors received $161 in securities lending agent fees.



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


In addition, MLPF&S received $92,321 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended January 31, 2002, the Fund reimbursed FAM $12,655 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2002 were $199,183,767 and $203,855,876, respectively.

Net realized gains (losses) for the year ended January 31, 2002 and net unrealized gains (losses) as of January 31, 2002 were as follows:


                                      Realized         Unrealized
                                   Gains (Losses)    Gains (Losses)

Long-term investments             $ (31,987,905)     $    2,537,269
Short-term investments                        99                 --
Foreign currency transactions              1,884            (6,048)
                                  --------------     --------------
Total                             $ (31,985,922)     $    2,531,221
                                  ==============     ==============


As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $2,537,239, of which $9,259,043 related to appreciated securities and $6,721,804 related to depreciated securities. At January 31, 2002, the aggregated cost of investments for Federal income tax purposes was $144,497,208.



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


4. Capital Share Transactions:
Prior to April 3, 2000, Class I Shares were designated as Class A
Shares and Class A Shares were designated as Class D Shares.

Net increase in net assets derived from capital share transactions was $7,173,844 and $39,382,889 for the years ended January 31, 2002 and January 31, 2001, respectively.



Class I Shares for the Year                              Dollar
Ended January 31, 2002                    Shares         Amount

Shares sold                              148,898     $    2,234,430
Shares issued to shareholders in
reinvestment of distributions              5,478             75,594
                                    ------------     --------------
Total issued                             154,376          2,310,024
Shares redeemed                         (90,470)        (1,226,180)
                                    ------------     --------------
Net increase                              63,906     $    1,083,844
                                    ============     ==============



Class I Shares for the Year                              Dollar
Ended January 31, 2001                    Shares         Amount

Shares sold                               87,726     $    1,776,161
Shares issued to shareholders in
reinvestment of distributions             10,449            192,866
                                    ------------     --------------
Total issued                              98,175          1,969,027
Shares redeemed                         (18,369)          (394,224)
                                    ------------     --------------
Net increase                              79,806     $    1,574,803
                                    ============     ==============



Class A Shares for the Year                              Dollar
Ended January 31, 2002                    Shares         Amount

Shares sold                              467,088     $    6,456,686
Automatic conversion of shares            72,311          1,047,042
Shares issued to shareholders in
reinvestment of distributions             19,965            274,318
                                    ------------     --------------
Total issued                             559,364          7,778,046
Shares redeemed                        (291,792)        (3,896,764)
                                    ------------     --------------
Net increase                             267,572     $    3,881,282
                                    ============     ==============



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



Class A Shares for the Year                              Dollar
Ended January 31, 2001                    Shares         Amount

Shares sold                              229,270     $    4,687,480
Automatic conversion of shares            29,466            649,616
Shares issued to shareholders in
reinvestment of distributions             57,649          1,081,086
                                    ------------     --------------
Total issued                             316,385          6,418,182
Shares redeemed                         (63,010)        (1,417,665)
                                    ------------     --------------
Net increase                             253,375     $    5,000,517
                                    ============     ==============



Class B Shares for the Year                              Dollar
Ended January 31, 2002                    Shares         Amount

Shares sold                              942,500     $   13,538,977
Shares issued to shareholders in
reinvestment of distributions            181,446          2,436,815
                                    ------------     --------------
Total issued                           1,123,946         15,975,792
Automatic conversion of shares          (73,984)        (1,047,042)
Shares redeemed                      (1,024,981)       (14,330,019)
                                    ------------     --------------
Net increase                              24,981     $      598,731
                                    ============     ==============



Class B Shares for the Year                              Dollar
Ended January 31, 2001                    Shares         Amount

Shares sold                            1,309,377     $   28,203,743
Shares issued to shareholders in
reinvestment of distributions            657,518         12,164,491
                                    ------------     --------------
Total issued                           1,966,895         40,368,234
Automatic conversion of shares          (30,135)          (649,616)
Shares redeemed                        (912,165)       (19,817,700)
                                    ------------     --------------
Net increase                           1,024,595     $   19,900,918
                                    ============     ==============



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)



Class C Shares for the Year                              Dollar
Ended January 31, 2002                    Shares         Amount

Shares sold                              717,032     $   10,252,221
Shares issued to shareholders in
reinvestment of distributions            114,189          1,530,134
                                    ------------     --------------
Total issued                             831,221         11,782,355
Shares redeemed                        (730,200)       (10,172,368)
                                    ------------     --------------
Net increase                             101,021     $    1,609,987
                                    ============     ==============



Class C Shares for the Year                              Dollar
Ended January 31, 2001                    Shares         Amount

Shares sold                              895,148     $   19,281,545
Shares issued to shareholders in
reinvestment of distributions            409,021          7,557,475
                                    ------------     --------------
Total issued                           1,304,169         26,839,020
Shares redeemed                        (633,450)       (13,932,369)
                                    ------------     --------------
Net increase                             670,719     $   12,906,651
                                    ============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended January 31, 2002.


6. Commitments:
At January 31, 2002, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $776,000 and $1,510,000, respectively.



January 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)



7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2002 and January 31, 2001 was as follows:


                                       1/31/2002       1/31/2001
Distributions paid from:
  Ordinary income                   $         --     $   16,603,638
  Net long-term capital gains          4,969,562          7,705,615
                                    ------------     --------------
Total taxable distributions         $  4,969,562     $   24,309,253
                                    ============     ==============



As of January 31, 2002, the components of accumulated earnings
(losses) on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                             (28,654,300)*
Unrealized losses--net                                (1,289,632)**
                                                    ---------------
Total accumulated losses--net                       $  (29,943,932)
                                                    ===============


*On January 31, 2002, the Fund had a net capital loss carryforward of $28,654,300, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains. **The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the deferral of post-October capital losses for tax purposes.



January 31, 2002. Mercury Growth Opportunity Fund


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Mercury Growth Opportunity Fund of
The Asset Program, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Growth Opportunity Fund as of January 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Growth Opportunity Fund as of January 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
March 8, 2002



January 31, 2002, Mercury Growth Opportunity Fund



IMPORTANT TAX INFORMATION
(UNAUDITED)


Mercury Growth Opportunity Fund of The Asset Program, Inc. paid a long-term capital gains distribution of $.443114 per share to shareholders of record on July 10, 2001. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.



January 31, 2002, Mercury Growth Opportunity Fund



OFFICERS AND DIRECTORS

INTERESTED DIRECTOR

                                                                                                Number of
                                                                                              Portfolios in   Other
                          Position(s)  Length                                                  Fund Complex   Directorships
                          Held         of Time                                                 Overseen by    Held by
Name, Address & Age       with Fund    Served     Principal Occupation(s) During Past 5 Years    Director     Director
Terry K. Glenn*           President    President/ Chairman, Americas Region since 2001, and        196        None
800 Scudders Mill Road    and          Director   Executive Vice President since 1983 of
Plainsboro, NJ 08536      Director     since 1999 Fund Asset Management ("FAM") and Merrill
Age: 61                                           Lynch Investment Managers, L.P. ("MLIM");
                                                  President of Merrill Lynch Mutual Funds
                                                  since 1999; President of FAM Distributors,
                                                  Inc. ("FAMD") since 1986 and Director
                                                  thereof since 1991; Executive Vice President
                                                  and Director of Princeton Services, Inc.
                                                  ("Princeton Services") since 1993; President
                                                  of Princeton Administrators, L.P. since 1988;
                                                  Director of Financial Data Services, Inc.,
                                                  since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



INDEPENDENT DIRECTORS

                                                                                                Number of
                                                                                              Portfolios in   Other
                          Position(s)  Length                                                  Fund Complex   Directorships
                          Held         of Time                                                 Overseen by    Held by
Name, Address & Age       with Fund    Served*    Principal Occupation(s) During Past 5 Years    Director     Director
Joe Grills                Director     1994 to    Member of CIEBA since 1986.                      49         Duke Manage-
P.O. Box 98                            present                                                                ment Company;
Rapidan, VA 22733                                                                                             LaSalle Street
Age: 66                                                                                                       Fund; Kimco
                                                                                                              Realty;
                                                                                                              Montpelier
                                                                                                              Foundation


Robert S. Salomon, Jr.    Director     1997 to    Principal of STI Management since 1994.          36         CommonFund;
106 Dolphin Cove Quay                  present                                                                Investment
Stamford, CT 06902                                                                                            Management
Age: 65                                                                                                       Workshop


Melvin R. Seiden          Director     1981 to    Retired.                                         36         Silbanc
780 Third Avenue,                      present                                                                Properties,
Suite 2502                                                                                                    Ltd.
New York, NY 10017
Age: 71


*The Director's term is unlimited.



January 31, 2002, Mercury Growth Opportunity Fund


OFFICERS AND DIRECTORS (CONCLUDED)


INDEPENDENT DIRECTORS (CONCLUDED)

                                                                                                Number of
                                                                                              Portfolios in   Other
                          Position(s)  Length                                                  Fund Complex   Directorships
                          Held         of Time                                                 Overseen by    Held by
Name, Address & Age       with Fund    Served*    Principal Occupation(s) During Past 5 Years    Director     Director
Stephen B. Swensrud       Director     1983 to    Chairman, Fernwood Advisors since 1996.          87         International
88 Broad Street,                       present                                                                Mobile
2nd Floor                                                                                                     Communica-
Boston, MA 02110                                                                                              tions, Inc.
Age: 68


*The Director's term is unlimited.


FUND OFFICERS

                          Position(s) Held   Length of
Name, Address & Age       with Fund          Time Served*   Principal Occupation(s) During Past 5 Years
Donald C. Burke           Vice               Vice           First Vice President of FAM and MLIM since 1997 and Treasurer
P.O. Box 9011             President          President      thereof since 1999; Senior Vice President and Treasurer of
Princeton, NJ 08543-9011  and Treasurer      since 1993     Princeton Services since 1999; Vice President of FAMD since
Age: 41                                      and            1999; Vice President of FAM and MLIM from 1990 to 1997;
                                             Treasurer      Director of Taxation of MLIM since 1990.
                                             since 1999


Allan J. Oster            Secretary          1999 to        Vice President (Legal Advisory) of the Investment Adviser
P.O. Box 9011                                present        since 2000; Attorney with the Investment Adviser since 1999;
Princeton, NJ 08543-9011                                    Associate, Drinker Biddle & Reath LLP from 1996 to 1999;
Age: 37                                                     Senior Counsel, U.S. Securities and Exchange Commission from
                                                            1991 to 1996.


Robert C. Doll, Jr.       Senior Vice        2000 to        President of the Investment Adviser and FAM; Co-Head
P.O. Box 9011             President          present        (Americas Region) thereof from 2000 to 2001 and Senior
Princeton, NJ 08543-9011                                    Vice President thereof from 1999 to 2001; Director of
Age: 47                                                     Princeton Services; Chief Investment Officer of Oppenheimer
                                                            Funds, Inc. in 1999 and Executive Vice President thereof
                                                            from 1991 to 1999.


Lawrence R. Fuller        Senior Vice        1996 to        First Vice President of the Investment Adviser since 1997.
P.O. Box 9011             President          present
Princeton, NJ 08543-9011
Age: 60


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.


Walter Mintz, Director of Mercury Growth Opportunity Fund, has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



January 31, 2002, Mercury Growth Opportunity Fund